As filed with the Securities and Exchange Commission on November 18, 2003

 File Nos. 33-20635 and 811-8037

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 20

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

ADVISORONE FUNDS

4020 South 147th Street

Omaha, NE 68137

(402) 493-3313

 Brian Nielsen, Secretary

Copies to:

Stephen C. Schuyler,General Counsel

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788-0132

It is proposed that this filing will become effective:

    [] immediately upon filing pursuant to Rule 485,paragraph (b)

    [ ] on _________________ pursuant to Rule 485, paragraph (b)

    [] 60 days after filing pursuant to Rule 485, paragraph (a)(i)

    [ ] on _____ pursuant to Rule 485, paragraph (a)(i)

    [X] 75 days after filing pursuant to Rule 485, paragraph(a)(ii)

    [ ] pursuant to Rule 485, paragraph(a)(ii)

    [ ] this post-effective amendment designates a new effective date for a previously filed post-      effective amendment.

Prospectus

CMG High Income Absolute Return Fund

1-866-XXX-XXXX

www.XXXXXXXX.com

Investment Manager:

CMG Capital

Management Group, Inc.

123 West Wayne Avenue

Radnor, PA 19087

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS

Key Investment Concepts	2

Fund Overview	3

Fund Details	4

Fees and Expenses	10

Management of the Fund	12
Manager	12

Valuation, Buying and Selling of Fund Shares	13
Valuation of Fund Shares	13
Anti-Money Laundering and Customer Identification Programs	13
Buying Shares	13
Selling Shares	16

Distribution of Fund Shares	19
Distributor	19
Distributions and Taxes	19

Privacy Policy	20

For More Information	21

KEY INVESTMENT CONCEPTS

This Prospectus describes the investment objectives, principal investment strategies, principal investments and principal  risks of the CMG High Income Absolute Return Fund (the “Fund”). You may find the following definitions useful as you read the description of the Fund.

INVESTMENT OBJECTIVE

A fund’s investment objective is its ultimate, overriding goal.  It is the way in which the fund defines itself amongst all other funds.  There is a wide range of potential investment objectives.  There can be no assurance that any fund will attain its investment objective.  You should think carefully about whether a fund’s investment objective is consistent with your own objective for the money that you are contemplating investing in that fund.  If it is not consistent with your objectives, you should consider another fund.

PRINCIPAL INVESTMENT STRATEGY

A fund’s principal investment strategy is the primary means by which the investment adviser for the fund seeks to attain its investment objective.  A strategy may, among other things, take the form of an intention on the part of the investment adviser to the fund to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries.  Your financial consultant can assist you in understanding these strategies.

PRINCIPAL INVESTMENTS

In order to implement its investment strategies, a fund will invest principally in certain types of securities.  These securities may include equity securities, such as common stocks, preferred stocks, convertible securities and warrants, debt securities, such as corporate bonds, government securities and mortgage and other asset-backed securities, other funds (open and closed-end funds), and exchange traded funds.

PRINCIPAL RISKS

The principal risks of a fund are those potential occurrences that, in the judgment of the fund’s investment adviser, have the greatest likelihood of disrupting, interfering with, or preventing the fund from attaining its investment objective.  Your financial consultant can assist you in understanding these risks.

FUND OVERVIEW

This section briefly describes the Fund’s objectives, principal investment strategies, risks, expenses and performance.

THE FUND

The Fund is a series of the AdvisorOne Funds (the “Trust”), a Delaware business trust.

INVESTMENT OBJECTIVES

The primary investment objective of the Fund is to provide high current income with an emphasis on asset preservation. The Fund’s secondary investment objective is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategy of the Fund is to invest primarily ( 80% to 100% of  net assets plus borrowings for investment purposes) in other mutual funds (the “Underlying Funds”) that, in turn, invest primarily in high yield fixed income securities, also known as “Junk Bonds” having a rating of Baa or BBB by Moody’s1 or S & P2, respectively.  The Fund intends to implement this strategy through the use of a proprietary risk managed “Asset Allocation Program.” This program incorporates the use of mutual funds, derivative products and  short selling of high yield securities in an effort to hedge against downside risk.  A secondary strategy is to invest a portion (up to 20% of net assets plus borrowings for investment purposes) directly into high yield fixed income securities and derivative products for speculative purposes. See Fund Details-Principal Investment Strategies for more information.

PRINCIPAL INVESTMENTS

The Fund and the Underlying Funds intend to invest primarily in high yielding bonds and other debt securities. These securities may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic government and government agency securities, zero coupon bonds, and other intermediate and long-term securities.

PRINCIPAL RISKS

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its objectives, there is no assurance that it will.  The principal risks of the Fund are default risk, interest rate risk, economic risk, call or redemption risk, liquidity risk, legislative and regulatory risk,  investment management risk and derivatives risk.  See Fund Details-Risks for more information.

1  Moody’s Investors Service is a widely used source for credit ratings, research and risk analysis.

2Standard & Poor’s is a provider of independent  widely recognized investment data, including ratings, indices, performance benchmarks, valuations, analysis and opinions.

FUND DETAILS

PRINCIPAL INVESTMENT STRATEGIES. The CMG High Income Absolute Return Fund is a "Fund of Funds." In other words, the Fund pursues its investment objectives by investing primarily in other investment companies, either open-end investment companies (commonly known as "mutual funds"), closed end investment companies (“closed  end funds”) and exchange traded funds (ETF’s”), that are not affiliated with the Trust.   In addition to the Underlying Funds, the Fund intends to invest directly in individual securities using a portion of its assets.

Allocation of Assets. The Fund’s investment adviser, CMG Capital Management Group, Inc. (the "Adviser"), allocates the Fund's assets among the Underlying Funds which will, under normal market conditions, consist primarily of high yield domestic bond funds although the Fund might also invest in non-U.S. high yield bond funds, money market funds, U.S. Government securities funds and corporate bond funds.

The Adviser varies these allocations in accordance with its proprietary Asset Allocation Program which is designed to anticipate and respond to economic and market trends, particularly interest rate and credit risk trends, seeking a mix that will most likely achieve the Fund's investment objectives. The Adviser assesses the relative risk and reward potential throughout the fixed income markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the Adviser believes performance will justify the risk.  There is no assurance that the Adviser will be successful in its assessments in meeting the Fund’s investment objectives.

Selection of Underlying Funds. The Fund invests in Underlying Funds that invest primarily in high yield fixed income securities, which, in general, will be below investment grade or unrated. The Adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment advisers and portfolio managers, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, relative performance of the portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some of the underlying funds in which the Fund invests may not share the same investment objectives and investment limitations as the Fund. The Fund will invest its assets in Underlying Funds from many different mutual funds families, managed using a variety of investment objectives and strategies.  However, the Fund may invest up to 10% of its total assets in one Underlying Fund.

Direct Investment in Fixed Income Securities.  The Fund may also invest approximately 20% of its total assets directly in high yielding domestic fixed income securites rather than investing in such securities through other mutual funds.

Derivative Strategies.  The Fund may implement from time to time, certain derivative strategies including “TRAINS” and “TRAC-X”  for hedging purposes and speculatively, to remain fully invested, to maintain liquidity, or to increase total return.  There can be no assurance that such strategies will be implemented, nor if they are, that they will be successful in limiting down side risk or for any other purposes.  (See Principal Investments - Derivatives for more information.)

Defensive Strategies.  In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities. This could affect the Fund's performance and the Fund might not achieve its investment objectives.

PRINCIPAL INVESTMENTS

Bonds. Bonds and other debt securities (“Fixed Income” securities) are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The Adviser will seek to manage total return, income, and risk by adjusting the Fund's investments in underlying bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and that seek to take advantage of yield differentials between securities. The Fund and the Underlying Funds intend to invest primarily in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Money Market Securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These securities may be denominated in U.S. dollars or foreign currency.

Derivatives.  The Fund may use derivative instruments, including short sales, futures, options, swaps and forward contracts, TRAINS and TRAC-X.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price.  Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated.  Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily.  Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract.  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments.  Parties may exchange streams of interest rate payments or virtually any payment stream as agreed to by the parties.  TRAC-X North America High Yield is an investment vehicle that offers certain investors a diverse, liquid vehicle for initiating and maintaining exposure to the North American high yield credit market.  TRAC-X is managed by Dow Jones Indexes and sponsored by JPMorgan and Morgan Stanley.  TRAINS (Targeting Return INdex Securities) Trust Series HY-2003-1 High Yield Portfolio is a privately placed grantor investment trust which invests its assets in 68 equally weighted high yield bonds rated B3/B- or higher.  Derivatives involve special risks, which are discussed below under Principal Risks.

PRINCIPAL RISKS

Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

Default Risk.  Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on those investments.  A default could impact both interest and principal payments.  High yield fixed income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

 Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Interest Rate Risk.  When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. These fluctuations can be expected to be greater for investments in fixed-income securities with longer maturities than investments in securities with shorter maturities.

Economic Risk.  High yield bonds have historically been found to be more sensitive to adverse economic changes or individual corporate developments than higher-rated investments.  Thus, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

Call or Redemption Risk.  As interest rates decline, issuers of high yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Liquidity Risk.  The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield debt securities are characterized by relatively few market makers, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets may also affect the fund's ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid, and the proportion of the Fund's assets invested in illiquid securities may increase.

Affiliated Persons Limitations.  The Fund and any “affiliated persons”, as defined in the Investment Company Act of 1940, the (“1940 Act”), may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, each Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by that Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days.  Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which together with other such securities may not exceed 15% of the Fund’s assets.

Legislative and Regulatory Risk.  Prices for high yield securities may be affected by legislative and regulatory developments which could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Leverage.  The Fund and the Underlying Funds may engage in "leverage" by borrowing from banks up to 33 1/3% of the value of their assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage- related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage-related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage- related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

Investment Management Risk.   There is a risk that the Fund’s Adviser and the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Derivatives Risk. When the Adviser or Underlying Fund Advisers use margin, leverage, short sales and other forms of financial derivatives, such as TRAINS, TRAC-X’s, options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited);  (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Shares of Other Investment Companies Risk.  The Fund may invest in shares of other mutual funds as a means to pursue its investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner its Adviser considers optimal.

Portfolio Turnover Risk. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance

The Fund's Statement of Additional Information Includes Additional Information Regarding the Risks Associated with the Fund's Investments.

SALES CHARGES ASSESSED BY UNDERLYING FUNDS

The Fund may purchase "no-load" mutual funds, which are sold and purchased without a sales charge. The Fund may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when the Adviser believes it is appropriate, the Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Fund, the Adviser and the distributor do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks.

SUITABILITY

The Fund may be a suitable investment for:

o

Investors willing to accept the greater risks associated with high yield investments and certain derivative strategies.

o

Long term investors seeking regular income

o

Investors seeking to add a high yield/high risk fixed-income component to their portfolio

The Fund may not be appropriate for:

o

Investors with a short term investment horizon.

o

Investors who cannot afford to lose principal

o

Investors already having adequate exposure to the high yield/high risk fixed income market

PERFORMANCE INFORMATION

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be sent to shareholders semi-annually.

ADDITIONAL INFORMATION

The Fund’s investment objectives and strategies described in this Prospectus are not fundamental investment policies and can be changed by the Board without shareholder approval.  If the investment objectives are changed, the Fund will notify shareholders before the change becomes effective.  More information about the Fund’s investment policies, as well as its fundamental investment restrictions, is contained in a Statement of Additional Information, which is available upon request without charge.

FEES AND EXPENSES

This table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (1)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(2)	0.41%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and/or Expense Limitation	(0.06)%
Net Expenses(3)	1.60%

(1) You may be charged a $10.00 fee for wire redemptions and will assessed fees for outgoing wire transfers and returned checks.

(2) These expenses, which include custodian, administration, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Funds’ current fiscal year.

(3) The Adviser has agreed contractually to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until May 31, 2005 such that the net annual operating expenses of the Fund will not exceed 1.60%, of average daily net assets subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Fee Examples:  These examples help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.

 Please note that the Year 1 example and the first year of the Year 3 example below reflect the effect of the adviser’s expense limitation agreement.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR
1	$163
3	$518

If the expense limitation agreement were discontinued, the Year 1 and Year 3 example amounts would be:

YEAR
1	$169
3	$523

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund has entered into an investment advisory agreement with CMG Capital Management Group, Inc. (the “Adviser”).  The Adviser is located at 123 West Wayne Avenue, Radnor, PA 19087, and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

The Adviser has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio.  Under the investment advisory agreement, the Adviser manages the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.

The CMG High Income Absolute Return Fund pays a management fee to the Adviser equal to 1.00%, of the average net assets of the Fund.

The Adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until May 31, 2005, so that the total annual operating expenses of the Fund does not exceed 1.60%.  Waivers and expense payments may be recouped by the Adviser from the Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or recouped.  Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Portfolio Manager

Stephen Blumenthal is the President and Chief Executive Officer of the Adviser.  Mr. Blumenthal will serve as the Portfolio Manager for the Fund.  As Portfolio Manager, he is responsible for the day-to-day management of the Fund and the selection of the Fund’ investments.

Mr. Blumenthal began his investment career at Merrill Lynch Institutional on their Options Arbitrage trading desk in 1984, later moving to Merrill Lynch Retail.  From 1989 to 1994 he was Vice President of Investments with Prudential Securities. CMG Capital Management Group, Inc., was established in 1992.  Mr. Blumenthal has served as President and CEO of the CMG Capital Management Group, Inc. from 1994 to present.

Mr. Blumenthal holds a Bachelors Degree in Accounting from Penn State University.  He has served in an elected position as President, Chairman, and Director of SAAFTI, a national organization of Registered Investment Advisers and Hedge Fund Managers, representing more than $15 billion in combined member firm assets under management.  He holds the National Association of Securities Dealers (NASD) Series 3, Series 7, Series 63, Series 65 and Annuities licenses.

VALUATION OF FUND SHARES

Shares of the Fund are sold at the net asset value per share (NAV), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the Fund is open for business (generally the same days that the New York Stock Exchange (NYSE) is open).  However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

The Fund’s securities are generally valued each day at their current market value.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

BUYING SHARES

YOUR ACCOUNT

You may buy shares of a Fund at the Fund’s NAV, next determined after you place your order. If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts: Individual or Joint Ownership, Gift or Transfer to Minors, Trust, Corporation, Partnerships or Other Legal Entities and Retirement Accounts.

o

Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

o

Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

o

Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

o

Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

MINIMUM INVESTMENTS

The initial investment amount for all accounts (including IRA Rollovers) is $25,000.  The minimum subsequent investment is $1,000.

TIMING OF REQUESTS

Your price per share will be the NAV next computed after the Fund or its agents receive your request in good order.  All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, which ever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV.  The Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares.  Although the Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

RECEIPT OF ORDERS

Shares may only be purchased on days the Fund is open for business.  The Fund may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund reserves the right to refuse purchase orders for any reason, including when it believes that such an order reflects an effort by the purchaser to “market time” the Fund.  Although the Fund will use its best efforts to prevent “market timing” of its shares, there can be no assurance that it will always be successful in doing so.

METHODS OF BUYING

	To Open an Account	To Add to an Existing Account
By Telephone	You may not use telephone transactions for your initial purchase of the Fund’s shares

If you have elected “Telephone Privileges” by completing the applicable section on the Account Application Form, call the Fund (toll-free) at 1-866-XXX-XXXX to place your order. You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $1,000.

	To Open an Account	To Add to an Existing Account
By Mail

Make your check payable to “CMG High Income Absolute Return Fund.”  Forward the check and your application to the address below.  No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail / Overnight Delivery CMG High Income Absolute Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make your check payable to “CMG High Income Absolute Return Fund.”  Forward the check and stub to the address below.

By Regular Mail / Overnight Delivery

CMG High Income Absolute Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

Forward your application to CMG High Income Absolute Return Fund at the address below.  Call (toll-free) 1-866-XXX-XXX to obtain an account number.  Wire funds using the instructions to the right.

By Regular/Overnight Delivery

CMG High Income Absolute Return Fund

C/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE  68137

Notify the Fund of an incoming wire by calling (toll-free) 1-866-XXX-XXXX.  Use the following instructions:

First National Bank of Omaha

Omaha, NE 68102

ABA#:  XXXXXXXX

Credit:  “name of fund”

DDA #: XXXXXXXXX

FBO:      (name of Fund)

(name/title on the account)

(account #)

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the other methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at 1-866-XXX-XXXX.  Additional investments (minimum of $1,000) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

SELLING SHARES

You have the right to sell (“redeem”) all or part of your shares subject to certain restrictions. The Fund will redeem your shares at the Fund’s next NAV calculated after your request is received in good order.  See “Payment of Redemption Proceeds” for further information.

METHODS OF SELLING

To Sell Some or All of Your Shares
By Telephone	Call the Fund (toll-free) at 1-866-XXX-XXXX to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the Fund to redeem the dollar amount or number of shares you wish.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding. See “Signature Guarantees” on page 16.

By Wire	Call the Fund (toll-free) at 1-866-XXX-XXXX to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
By Systematic Withdrawal Plan

The Fund offers shareholders a Systematic Withdrawal Plan.  Call the Fund (toll-free) at 1-866-XXX-XXXX to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $XXX per period.  Note that this plan may deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.

PAYMENT OF REDEMPTION PROCEEDS

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after the Fund or its agents receive your order in good order.  “Good order” means your letter of instruction includes:

o

The name of the Fund

o

The number of shares or the dollar amount of shares to be redeemed

o

Signatures of all registered shareholders exactly as the shares are registered, and a signature guarantee (if required)

o

The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1.  We can mail a check to your account’s address.  Normally, you will receive your proceeds within seven days after the Fund receives your request in good order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.  We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.  For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Funds' transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.

The Funds' transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations:

o

If you change ownership on your account

o

When you want the redemption proceeds sent to a different address than that registered on the account

o

If the proceeds are to be made payable to someone other than the account’s owner(s)

o

Any redemption transmitted by federal wire transfer to a bank other than your bank of record

o

If a change of address request has been received by the Transfer Agent within the last 15 days

o

For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Fund from fraud.  Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC.  Notaries cannot provide signature guarantees.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) 1-866-XXX-XXXX before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-XXX-XXXX before making your request to determine what additional documents are required.

GENERAL TRANSACTION POLICIES

The Fund reserves the right to:

o

Vary or waive any minimum investment requirement.

o

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

o

Reject or cancel any purchase or exchange request (but not a redemption request in good order) for any reason.  Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

o

Redeem all shares in your account if your balance falls below the Fund’s minimum.  If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

o

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

o

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

o

Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

o

Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.  The Fund’s transfer agent may request personalized security codes or other information, and may also record calls.  You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund (toll-free) at 1-866-XXX-XXXX for instructions.

The Fund does not permit market timing because short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, from market timers or investors that, in the Adviser's opinion, may be disruptive to the Fund. For these purposes, the Adviser may consider an investor's trading history in the Fund, and accounts under common ownership or control.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Buying Shares.”

In an effort to minimize costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-XXX-XXXX to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Aquarius Fund Distributors, Inc. (“Aquarius”) serves as distributor of the shares of the Fund.  Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

DISTRIBUTION PLAN

CMG High Income Absolute Return Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to pay for certain distribution activities and shareholder services for the Fund and its shareholders.  Under the plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund pays its shareholders dividends from the Fund’s net investment income and distributes any net capital gains the Fund has realized.  The Fund declares and pays dividends monthly.  Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions will be reinvested in additional shares of the Fund unless you provide us with a telephone or written request to receive your payments in cash.  Dividends paid in cash or additional shares are treated the same for tax purposes.

Annual Statements. Every January you will receive a statement that shows the tax status of distributions you received the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.

Avoid "Buying a Dividend." If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Tax Considerations. In general, Fund distributions are taxable to you as either ordinary income or capital gain.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.  A portion of the dividends paid to you by a Fund, may be qualified dividends eligible for taxation at long-term capital gain rates.

Backup Withholding. By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o

provide your correct social security or taxpayer identification number,

o

certify that this number is correct,

o

certify that you are not subject to backup withholding, and

o

certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Tax Information. When you sell your shares in the Fund, you may realize a capital gain or loss.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

PRIVACY POLICY

Privacy Statement

The Fund recognizes and respects the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

o

Account applications and other required forms,

o

Written, oral, electronic or telephonic communications and

o

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Prospectus.

FOR MORE INFORMATION

You may obtain the following and other information on the Fund free of charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI of the Fund provides more details about the Fund’s policies and management.  The Fund’s SAI is incorporated by reference into this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORT

The annual and semi-annual reports for the Fund provide the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of CMG High Income Absolute Return Fund or to request additional information about CMG High Income Absolute Return Fund, please contact us.

By Telephone:

1-866-XXX-XXXX

By Internet:

By Mail:

CMG High Income Absolute Return Fund
c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Through the SEC:

You may review and obtain copies of CMG High Income Absolute Return Fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-8037

Investment Manager

CMG Capital Growth Management, Inc.

123 West Wayne Avenue

Radnor, PA  19087

Distributor

Aquarius Fund Distributors, Inc.

4020 South 147th Street

Omaha, Nebraska  68137

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Administrator

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, New York 11788

ADVISORONE FUNDS

CMG High Income Absolute Return Fund

STATEMENT OF ADDITIONAL INFORMATION

XXXX XX, 200X

This Statement of Additional Information should be read in conjunction with the Prospectus for the CMG High Income Absolute Return Fund (the “Fund”), dated XXXX XX, 200X, and is incorporated by reference in its entirety into such Prospectus.  Because this Statement of Additional Information is not itself a prospectus, you should not make an investment in shares of the CMG High Income Absolute Return Fund based solely on the information contained herein.  You may obtain copies of the Prospectus for the CMG High Income Absolute Return Fund without charge by calling 1-866-XXX-XXXX or by writing to AdvisorOne Funds, c/o Gemini Fund Services, LLC, FBO: CMG High Income Absolute Return Fund, 4020 South 147th Street, Suite #2, Omaha, NE 68137.

TABLE OF CONTENTS

General Information and History	2
Investment Restrictions	2
Description of Securities, Other Investment Policies and Risk Considerations	4
Temporary Defense Measures	25
Portfolio Turnover Rate	25
Management of the Trust	25
Compensation of Trustees	28
Principal Holders of Securities	28
Investment Management and Other Services	28
Administration and Fund Accounting Services	31
Custodian	32
Transfer Agent Services	32
Distribution of Shares	33
Code of Ethics	34
Brokerage Allocation and Other Practices	34
How to Buy and Sell Shares	36
Determination of Net Asset Value39	36
Taxes	38
Organization of the Trust	42
Performance Information About the Funds	43
Independent Accountants	46
Legal Matters	46
Appendix A	46
Appendix B	46

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act").  The Trust currently consists of three portfolios: Amerigo Fund, Clermont Fund and CMG High Income Absolute Return Fund (collectively, the “Funds”). The CMG High Income Absolute Return Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

This Statement of Additional Information deals solely with the CMG High Income Absolute Return Fund (the “Fund”).

The Fund is classified as a “diversified” fund under the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth below, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of the Fund’s investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND.

The Fund will not:

(1) Purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, the Fund may borrow up to 5% of its net assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell physical commodities or contracts thereon, except that the Fund may enter into financial futures contracts and options thereon.

(6) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, policies and restrictions.

(7) Make loans, except that the Fund in accordance with its Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund's total assets.

(8) Make an investment unless 75% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized

(9) Invest 25% or more of the value of its total assets in any one industry.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(3) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(4) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund's investment objectives and a summary of related risks. The Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Fund may invest in the following instruments either directly, or through its investments in other investment companies and exchange traded funds (the "underlying funds"). The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its investment objective.

ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. The Fund may invest up to 100% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Fund to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. There is no assurance that the Adviser will be successful in making such determinations. The achievement of the Fund's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for the Fund which invests in higher quality bonds. The Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, some factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. The Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

CLOSED-END INVESTMENT COMPANIES. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

DEALER (OVER-THE-COUNTER) OPTIONS. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

The Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see the Fund's investment limitations). For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, the Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that would be held by the Fund would be the Fund's interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of the Fund.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

OPEN-END INVESTMENT COMPANIES. The Fund and any “affiliated persons”, as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, each Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also  provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

OPTIONS. Writing Covered Call Options. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed 4:00 p.m., or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

OTHER INVESTMENT COMPANIES. The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

PURCHASING CALL OPTIONS. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

REGULATORY LIMITATIONS. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

The Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "Underlying Security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the Underlying Security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Fund may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particularly desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TRAINS AND TRAC-X.  TRAINS (Targeted Return INdex Securities) Trust Series HY-2003-1 High Yield Portfolio is a privately placed grantor investment trust sponsored by Lehman Brothers which is only offered to certain sophisticated investors.  TRAINS invest its assets in approximately 68 equally weighted high yield bonds, rated B3/B- or higher.  An investment in TRAINS offers those sophisticated investors an opportunity to invest in a liquid vehicle which initiates and manages exposure to the North American high yield credit market.  TRAC-X North America High Yield is an investment vehicle that offers certain investors a diverse, liquid vehicle for initiating and maintaining exposure to the North American high yield credit market.  TRAC-X North America High Yield is a credit default swap index product which focuses on the North American High Yield market.  TRAC-X is managed by Dow Jones Indexes and sponsored by JPMorgan and Morgan Stanley.  A credit default swap occurs when two parties enter into an agreement whereby one party pays the other a fixed periodic coupon for the specified life of the swap and the other party makes no payments unless a specified credit event occurs.  Credit events are typically defined to include a material default, bankruptcy or debt restructuring for a specified reference asset.  If such a credit event occurs, the party makes a payment to the first party, and the swap then terminates.  A credit default swap provides protection against specific credit events.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

WARRANTS. The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. The Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities. This could affect the Fund's performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

The Fund may engage in a high level of trading in seeking to achieve its investment objectives.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Advisers to each Fund and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to each Fund in the Trust, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each of the AdvisorOne Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Michael Miola is an interested person by virtue of being the President of Gemini Fund Services, LLC, the Fund’s Administrator, Fund Accountant and Transfer Agent, as well as, Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee

Interested Trustee
Michael Miola (50)*	Chairman of the Board	Since May 7, 2003	Chief Executive Officer and Manger of Gemini Fund Services, LLC;, Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Director of Orion Advisor Services, Inc.; Manager of Clarke Lanzen Skalla Investment Firm, LLC; Director of Apollo Distribution, Inc.; and President and Director of Cannon Express Corp. Private Investor & Businessman; Formerly (1983-2001) Founder and President of American Data Services, Inc.	3

Non-Interested Trustees L. Merill Bryan, Jr. (58) Gary Lanzen (49) John Pacheco (52)	Trustee Trustee Trustee	Since May 7, 2003 Since May 7, 2003 Since May 7, 2003

Senior Vice President & Chief Information Officer of Union Pacific Corporation;  President, Union Pacific Technologies Transportation System, Inc.;  Director, RAILINC Corporation; Director, Fenix.

President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.

Founder, President and CEO of Financial American Corporation

3 3 3

Officers Patrick Clarke (57) Michael Wagner (52) 150 Motor Parkway Hauppauge, NY 11788 Brian Nielsen (30) Andrew Rogers (34) 150 Motor Parkway Hauppauge, NY 11788	President Treasurer Secretary Assistant Treasurer	Since February 3, 2003 Since May 9, 2003 Since May 9, 2003 Since May 9, 2003

Chief Executive Officer and Manager of Clarke Lanzen Skalla Investment Firm, LLC; Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Director of Orion Advisor Services, Inc.; Director of Apollo Distribution, Inc. and Director of Aquarius Fund Distributors, Inc.

Chief Operating Officer, Gemini Fund Services, LLC.

Secretary and Chief Legal Officer of the Trust; Secretary and General Legal Counsel for NorthStar Financial Services Group, LLC, Clarke Lanzen Skalla Investment Firm, LLC, Orion Advisor Services, Inc., Apollo Distribution, Inc. and Aquarius Fund Distributors, Inc.

Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-2003); Vice President, JP Morgan Chase & Co. (1998-2001).

3 3 3 3

^  Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust 's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust 's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person of the Trust an aggregate per meeting fee of $1,500 if attended in person and $750 if attended by telephone.  The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust from the other registered investment companies in the AdvisorOne Funds.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

PRINCIPAL HOLDERS OF SECURITIES

As of the effective date of the Fund, the Fund had no outstanding shares issued.  Once the Fund is up and running, it is anticipated that principal holders’ ownership would in any event represent less than 25% of the Fund’s outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Fund has entered into an investment advisory agreement with CMG Capital Management Group, Inc. (the “Adviser”).  The Adviser is located at 123 West Wayne Avenue, Radnor, PA 19087.

Under the terms of its investment advisory contract with the Fund, the Adviser acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objectives, policies and limitations.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers of the fund and all Trustees who are “interested persons” of the Trust or of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund.  These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.  The Advisory Agreement was approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on December XX, 2003.

The following table sets forth the annual management fee rates payable by the Fund to CMG Capital Management Group, Inc. pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE

CMG High Income Absolute Return Fund	1.00%

The fee is computed daily and payable monthly. Currently, the Adviser is contractually limiting total annual operating expenses of the Fund (including the Advisory fee) as follows, expressed as a percentage of the Fund’s average daily net assets:

FUND	OPERATING EXPENSES

CMG High Income Absolute Return Fund	1.60%

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by Aquarius Fund Distributors, Inc. under the Distribution Agreement are paid by the Trust.  Under the terms of the Investment Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Board Approval of Investment Advisory Agreement.  The Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing Investment Advisory Contract. These materials included (1) arrangements in respect of the distribution of the Fund’s’ shares, (2) the procedures employed to determine the value of the Fund's assets, (3) the Adviser’s management of the relationships with the Fund’s custodian, (4) the resources devoted to the Fund’s investment policies and restrictions and with policies on personal securities transactions, and (5) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

Additional information was furnished by the Adviser including, among other items, information on and analysis of (a) the overall organization of the Adviser, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Fund’s’ shareholders.  In considering the Investment Advisory Agreement, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Agreement include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in the Fund offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviewed the background of the Fund's portfolio manager and the Fund's investment objective and discipline. Among other things they considered the size, education and experience of the Adviser’s investment staff, their use of technology, and the Adviser’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services.  The Board of Trustees, including the non-interested Trustees, considered the nature and extent of the Adviser’s supervision of third party service providers.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the estimated Fund’s expense ratio, and expense ratios of a peer group of Funds. It also considered the amount and nature of fees paid by shareholders.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there will be economies of scale in respect of the management of the fund, whether there is potential for realization of any further economies of scale.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the advisory fee structures are fair and reasonable, and that the Investment Advisory Agreement should be approved.

OTHER SERVICE PROVIDERS

ADMINISTRATION AND FUND ACCOUNTING SERVICES

The Administrator for the Fund is Gemini Fund Services, LLC, (the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on XXXXXXX XX, 2003.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days' written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator the Fund pays the Administrator a minimum fee of $40,000 or 10 basis points on assets up to $100 million, 8 basis points on assets greater than $100 million and less than $250 million, 5 basis points on assets greater than $250 million and less than $500 million and 3 basis points on assets greater than $500 million. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a minimum fee of $30,000 plus 2 basis points on assets in excess of $25 million and less than $100 million and 1 basis point on all assets greater than $100 million. The Funds also pay the Fund Accountant for any out-of-pocket expenses.

CUSTODIAN

Bank of New York (“BONY”) serves as the custodian of the Fund's assets pursuant to a Custodian Contract by and between BONY and the Fund.  BONY’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. The Fund may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  BONY’s principal place of business is 15 Broad Street, 7th Floor, New York, New York 10286.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with Fund dated XXXXXX XX, 2003. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

The Fund has entered into a distribution agreement with Aquarius Fund Distributors, Inc.  Aquarius Fund Distributors, Inc. is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  Aquarius Fund Distributors, Inc. is located at 4020 South 147th  Street, Omaha, NE 68137.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund, reimburses the Distributor or other entities compensation accrued daily and payable monthly at the annual rate of 0.25 % of average daily net assets.

The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), on XXXXXXXX XX, 2003.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received in the form of a reimbursement as described in (i) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees, may or may not be recovered through future distribution fees. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan.  No preference for the instruments of such depository institutions will be shown in the selection of investments.

CODES OF ETHICS

The Board of Trustees of the Trust has approved a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act that covers the Trust, the Adviser and the Distributor. The Code subjects the Adviser's and the Distributor's employees to various restrictions to ensure that their personal securities transactions do not disadvantage the Trust or any Fund. In that regard, Fund portfolio managers and other investment personnel must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code's preclearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in the Fund they manage or for which they otherwise provide investment advice.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling the Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Fund. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund's portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Adviser may also consider sales of the Fund’s Shares as a factor in the selection of broker-dealers.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Fund is determined each day the Trust is open for business (normally the same days that the New York Stock Exchange (the “Exchange”) is open, at 4:00 p.m. Eastern Time, by dividing the value of the Fund’s net assets by the number of its shares outstanding.  The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

In connection with the determination of the Fund’s net asset value, securities traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices.  Securities for which there were no transactions are valued at the closing bid prices.  Options written or purchased by the Fund are valued at the last sales price if such last sales price is between the current bid and asked prices.  Otherwise, options are valued at the man between the current bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Fund’s Adviser.  An modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Trust’s Board of Trustees.  Debt instruments maturing within 60 days are valued by the amortized cost method.  Any securities for which market quotations are not readily available are valued at their fair value as determine in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents are repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of the Fund may be purchased at the net asset value (NAV) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, which ever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for legal requests mad on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV.  The Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares.  Although the Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.  The Fund’s minimum initial investment for all accounts (including IRA Rollovers) is $25,000. The minimum subsequent investment is $1,000.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Fund is open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or if redemption proceeds are to be paid to someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Fund’s transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Fund is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

REDEMPTIONS IN KIND

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Fund of the Trust, and the actual or prospective shareholders of one or more of the Fund.  The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Fund and is not intended to constitute tax advice to any person.  The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction.  The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan.  PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUND ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

2003 Tax Act. On May 28, 2003, the President signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). Among other changes, the JGTRRA includes provisions that accelerate the reduction in federal income tax rates applicable to individuals in the 27%, 30%, 35%, and 38.6% rate brackets to 25%, 28%, 33%, and 35%, respectively, accelerate the increase in the taxable income levels of the 10% rate bracket from $6,000 to $7,000 (for unmarried individuals) and $12,000 to $14,000 (for married individuals filing jointly), reduces the maximum capital gains rates applicable to individual taxpayers from 20% to 15%, and reduces the tax rate applicable to certain dividends by taxing these dividends at the long-term capital gains, rather than ordinary income, rates.  The changes applicable to individual taxpayers in the 10% rate bracket are scheduled to expire for taxable years beginning after December 31, 2004.

DISTRIBUTIONS

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The JGTRRA permits the Fund to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Fund receives.  A “qualified dividend” for this purpose is generally a dividend the Fund receives from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a foreign country (other than a corporation that is a “foreign personal holding company,” foreign investment company,” or “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Fund if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.  It is anticipated that the United States Treasury Department will provide guidance in the future on what constitutes an “adequate” provision.  A special transitional rule will apply to most individuals for their 2003 tax year.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Fund makes.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund.  The reduced rate applicable to net capital gains by reason of JGTRRA, discussed above, applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a RIC from the sale of portfolio securities occurring on and after May 6, 2003.  Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals under JGTRRA.  Any net capital gains the Fund realizes generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Fund will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

The Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Fund if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund’s earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•

98% of its taxable ordinary income earned during the calendar year;

•

98% of its capital gain net income earned during the twelve month period ending October 31; and

•

100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules is added to your tax basis in your newly acquired shares.

Deferral of basis. If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund within 90 days of buying the original shares, the sales charge that might otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Fund.  All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES

The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital)of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives. If the Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Constructive sales. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Under final income tax regulations the Internal Revenue Service has issued, securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss.  These regulations could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

BACKUP WITHHOLDING

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Fund’s; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Fund have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

PERFORMANCE INFORMATION ABOUT THE FUND

Total Return Calculations

The Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

1/n

T=(ERV/P) - 1

Where:

T

= average annual total return.

P

= a hypothetical initial payment of $1,000.

n

= number of years.

ERV

= ending redeemable value of a hypothetical $1,000

payment made at the beginning of the 1,5,

or 10 year periods at the end of the1, 5,

or 10 year periods (or fractional

portion).

The Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

C

= Cumulative Total Return

P

= a hypothetical initial investment of $1,000

ERV

= ending redeemable value; ERV is the

value, at the end of the applicable period,

of a hypothetical $1,000 investment made at

the beginning of the applicable period.

The Fund may periodically advertise “average annual total return,” “average annual total return after taxes on distributions,” and “average annual total return after taxes on distributions and redemption.”  “Average annual total return,” as defined by the Securities and Exchange Commission (“SEC”), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:

P

=

a hypothetical $1,000

T

=

average annual total return

n

=

number of years

ERV      =

ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

“Average annual total return after taxes on distributions,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where:

P

=

a hypothetical $1,000 initial investment

T

=

average annual total return (after taxes on distributions)

n

=

number of years

ATVD       =

ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

“Average annual total return after taxes on distributions and redemption,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where:

P

=

a hypothetical $1,000 initial investment

T

=

average annual total return (after taxes on distributions and redemption)

n

=

number of years

ATVDR     =

ending value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

From time to time, in reports and promotional literature, the Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in the Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Fund’s may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Fund's holdings.

The performance of the indices that may be used as benchmarks for the Fund's performance, unlike the returns of the Fund, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

XXXXXXXX whose address is XXXXXXXXXXXXX, serves as the Fund's independent accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Blank Rome LLP, located at 405 Lexington Avenue, New York, New York 10174, which serves as Counsel to the Trust.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees (the “Board”) of The AdvisorOne Fund (the “Trust”) and CMG Capital Management Group, Inc. (the “Adviser”) believe that the voting of proxies on securities held by the portfolio of the Fund (the “Portfolio”) is an important element of the overall investment process of the Fund.

The Board and the Adviser believe that it is in the best interest of shareholders of the Fund to delegate the responsibility to vote proxies to the Portfolio Adviser.  The Board and the Adviser have reviewed the proxy voting policy of the Adviser, and have confirmed that each policy is reasonably designed to ensure that the Adviser votes proxies in accordance with the best interest of clients.  Furthermore, the Board and the Adviser have confirmed that the policy of the Adviser addresses the handling of material conflicts of interest between the Adviser and its clients, and provides a mechanism for resolving such conflicts before voting.

APPENDIX B-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS.

(a)

Name change amendment to the Declaration of Trust of AdvisorOne Funds (formerly the Orbitex Group of Funds) (the “Trust”)  previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ; Declaration of Trust, dated December 13, 1996, previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

(b)

By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference

(c)

 Not Applicable

(d)

 (1) Form of Management Agreement by and between the Trust and CMG Capital Management,  Inc. on behalf of the CMG High Income Absolute Return Fund  filed herewith.

(2) Investment Advisory Agreement, dated May 7, 2003, by and between the Trust and Clarke Lanzen Skalla Investment Firm, LLC on behalf of the AdvisorOne Amerigo and Clermont Funds  previously filed in Post-Effective Amendment No. 19, filed on July 1, 2003 and is incorporated herein be reference.

(3) Investment Advisory Agreement, dated march 16, 2000, by and between the Trust and Clarke Lanzen Skalla Investment Firm, Inc. on behalf of the Orbitex AdvisorOne Series Amerigo Fund and Orbitex AdvisorOne Series Clermont Fund previously filed as Item 23(d)(2) in Post-Effective Amendment No. 9 is incorporated herein by reference.

(e)

(1)  Form of Underwriting Agreement between CMG Capital Management, Inc. and Aquarius Fund Distributors, Inc. filed herewith..

(2) Distribution Agreement, dated March 6, 2000, as amended and restated June 23, 2003, between the Trust and Orbitex Funds Distributor, Inc. previously filed in Post-Effective Amendment No. 19, filed on July 1, 2003 and is incorporated herein by reference. ..

(3) Distribution Agreement, dated march 6, 2000, as amended September 19, 2000, between the Trust and Orbitex Funds Distributor, Inc. previously filed as Item (e) in Post-Effective Amendment No. 13.

(f)

Not applicable.

(g)

(1) Form of Custody Agreement between the Trust on behalf of the CMG High Income  Absolute Return Fund  and the Bank of New York  filed herewith..

(2) Custodian Contract, dated April 5, 2002, by and between the Trust and Bank of New York previously filed as item (23) (g) (2) in Post-Effective Amendment No. 17 is incorporated herein by reference.

 (h)

  (1)  Form of Fund Administrative Services Agreement between the Trust and Gemini Fund Service, LLC filed herewith.

(2)  Form of Fund Accounting Service Agreement between the Trust and Gemini Fund Service, LLC filed herewith.

 (3) Administrative Services Agreement dated June 23, 2003, by and between the Trust and Gemini Fund Services, LLC previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

(4) Administration Agreement dated June 30, 1999, and amended March 16, 2000, by and between the Trust and American Data Service, Inc. previously filed as Item 23(h(4) in Post-Effective Amendment No. 9 is incorporated herein by reference.

(5) Form of Individual Retirement account Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

(6)  Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC filed herewith.

(7) Transfer Agency and Service Agreement dated June 23, 2003, by and between the Trust and Gemini Fund Services, LLC previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference.

(8) Transfer Agency and Services Agreement dated June 20, 2001, by and between the Trust and Orbitex Data Services, Inc. previously filed as Item (h) (5) in Post-Effective Amendment No. 14 is incorporated herein by reference.

(i)

(1)   Opinion and Consent of Counsel to be filed by amendment.

(2)

Opinion and Consent of Rogers & Well s regarding the legality of the Securities being registered previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

(3) Consent of Clifford Chance Rogers & Wells to continued validity of the September 26, 1997 opinion letter previously filed in Post-Effective Amendment No. 4 to the Registration Statement dated August 19, 1998 is incorporated herein by reference.

(4) Consent of Clifford Change Rogers & Wells regarding the legality of the securities of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund previously filed as Item (i) (3) in Post-Effective Amendment No. 6 is incorporated herein by reference.

(j)

(1)

Consent of Tate, Weller & Baker, Independent Accountants previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

(1)

Consent of PriceWaterhouseCoopers, LLP, Independent Accountants previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

(2)

Power of Attorney, dated May 9, 2003, previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

Power of Attorney, dated March 16, 2000, previously filed as Exhibit (j) (3) to Post-Effective Amendment No. 11 to the Registration Statement dated August 1, 2000, is incorporated by reference.  Power of Attorney, dated April 29, 2003, previously filed as Item (j) (2) in Post-Effective Amendment No. 18 is incorporated herein by reference.

(k)

Not applicable.

(l)

Form of Shareholder Subscription Agreement by and between Orbitex Management, Inc. and the Trust on behalf of each Fund previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

(m)

(a)

(1) Form of Rule 12b-1 Plan for the CMG High Income Absolute Return Fund is filed herewith.

(2) Class A Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended March 16, 2000, previously filed as Item 23)m)(1) in Post-Effective Amendment No. 9 is incorporated herein by reference.

(3) Class B Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, and amended march 16, 2000, previously filed as Item 23 (m) (2) in Post-Effective Amendment No. 9 is incorporated herein by reference.

(4) Class C Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated march 16, 2000, as amended and restated June 23, 2003, previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

(5) Shareholder Services Plan and Shareholder Servicing Agreement (non-Rule 12b-1 Plan) approved May 27, 1998 previously filed in Post-Effective Amendment No. 4 to the Registration Statement dated August 19, 1998 is incorporated herein by reference.

(n)

Revised Rule 18f-3 Plan for Multiple Classes of Shares dated March 16, 2000, previously filed as Exhibit (o) to Post-Effective Amendment No. 11 to the Registration Statement dated August 1, 2000, is incorporated by reference.

(p)

(1)  Code of Ethics of CMG Capital Management, Inc. to be filed by amendment.

(2) Code of Ethics of Aquarius Fund Distributors, Inc. to be filed by amendment

(3).Code of Ethics of the AdvisorOne Funds, Clarke Lanzen Skalla Investment Firm, LLC and Orbitex Funds Distributor, Inc. previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003 and is incorporated herein by reference ..

(4) Code of Ethics of Clarke Lanzen Skalla Investment Firm, Inc. and Orbitex Funds Distributors, Inc., filed as Exhibit (p) to Post-Effective Amendment No. 10 to the Registration Statement dated June 5, 2000, is incorporated by reference.

ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Clarke Lanzen Skalla Investment Firm, LLC, the investment adviser for the Amerigo and Clermont Funds, and Gemini Fund Services, LLC, the administrator for the AdvisorOne Funds are each wholly owned subsidiaries of NorthStar Financial Services Group, LLC, a Nevada limited liability company.

Not applicable.

ITEM 25.

INDEMNIFICATION.

Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997.

The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event  that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Certain information pertaining to the business and other connections of  , Clarke Lanzen Skalla Investment Firm, LLC , the Adviser to the Amerigo and Clermont Funds,  is hereby incorporated herein by reference to the section of the Prospectus captioned “Management” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services”.  The information required by this Item 26 with respect to each director, officer or partner of Clarke Lanzen Skalla Investment Firm, LLC is incorporated by reference to Form ADV filed by Clarke Lanzen Skalla Investment Firm, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-57265).

Certain information pertaining to the business and other connections of  CMG Capital Management, Inc., the Adviser to the CMG High Income Absolute Return Fund, is hereby incorporated herein by reference to the section of Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of  CMG Capital Management Group, Inc. is incorporated by reference to Form ADV filed CMG Capital Management Group, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-43455).

ITEM 27.

PRINCIPAL UNDERWRITER.

(a)

The principal underwriter of the AdvisorOne CMG High Income Absolute Return Fund’s shares, Aquarius Fund Distributors, Inc. (“AFD), currently acts a principal underwriter for the following:

New River Funds

AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  AFD is an affiliate of Clarke Lanzen Skalla Investment Firm, LLC and Gemini Fund Services, LLC.

The information with respect to each director and officer of AFD is incorporated by reference to Schedule A of Form BD filed under the Securities and Exchange Act of 1934 (File No.  8-065857).

(b) The principal underwriter of the AdvisorOne Amerigo and AdvisorOne Clermont Funds’  shares, Orbitex Funds Distributors, Inc. (“OFDI”), currently act as a principal underwriter, depositor or investment adviser for the following other investment companies:  DCM Series Trust, The Saratoga Advantage Trust, The North Country Funds.

OFDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.  OFDI is an indirect wholly owned subsidiary of Orbitex Financial Services Group, Inc.

(a)

The information with respect to each director and officer of OFDI is incorporated by reference to Schedule A of Form BD filed under the Securities and Exchange Act of 1934 (File No. 8-049442).

 (c)  Not applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York (‘BONY”) provides custodian services pursuant to a Custodian Contract between BONY and the Trust.  Gemini Fund Services, LLC (“GFS”) provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer , bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  Clarke Lanzen Skalla Investment Firm, LLC and CMG Capital Management, Inc. , pursuant to Investment Advisory Agreement s , maintain all records required pursuant to such agreement s with respect to the  Amerigo and Clermont Funds and the CMG High Income Absolute Return Fund, respectively ..  Gemini Fund Services, LLC  maintains all records required pursuant to the Administrative Service Agreement.  Orbitex Funds Distributor, Inc with respect to the Amerigo and Clermont Funds, and Aquarius Fund Distributors, Inc with respect to the CMG High Income Absolute Return Fund. as principal underwriter s for the Trust, maintains all records required to be maintained pursuant to the Trust’s Distribution Plan and Agreement s adopted pursuant to Rule 12b-1 under the 1940 Act.

ITEM 29.

MANAGEMENT SERVICES.

Not applicable.

ITEM 30.

UNDERTAKINGS.

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, and Investment Company Act of 1940, the Registrant  has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Omaha, State of Nebraska on the18th day of  November  2003.

ADVISORONE FUNDS

(Registrant)

/s/ W. Patrick Clarke

By:

        W. Patrick Clarke, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Michael Miola*

--------------------------

Trustee &

November 18, 2003

Michael Miola

Chairman

 /s/ L. Merill Bryan, Jr.*

Trustee

November 18, 2003

--------------------------

 L. Merill Bryan, Jr.

/s/ Gary Lanzen*

Trustee

November 18, 2003

--------------------------

 Gary Lanzen

John W. Pacheco*

Trustee

November 18, 2003

--------------------------

  John W. Pacheco

/s/ Michael J. Wagner

Treasurer

November 18, 2003

--------------------------

Michael J. Wagner

By    /s/ Brian Nielsen

November 18, 2003

     --------------------------

           Brian Nielsen  *

        Attorney-in-Fact

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Form of Management Agreement between the Registrant, on behalf of the CMG High Income Absolute Return Fund and CMG Capital Management Group, Inc.	EX-99.d.1

Form of Underwriting Agreement between CMG Capital Management Group, Inc. and Aquarius Fund Distributors Inc.	EX-99.e.1

Form of Custody Agreement between the Registrant and The Bank of New York	EX-99.g.1

Form of Administrative Services Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.1

Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.2

Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC	EX-99.h.6

Form of Rule 12b-1 Plan for the CMG High Income Absolute Return Fund	EX-99.m.1